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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  July 7, 1997

                 AmeriCredit Automobile Receivables Trust 1996-B
             (Exact Name of Registrant as specified in its charter)


        United States               33-98620                    88-0359494
        -------------               --------                    ----------
       (State or Other      (Commission File Number)         (I.R.S. Employer
       Jurisdiction of                                    Identification Number)
        Incorporation)


                    c/o AmeriCredit Financial Services, Inc.
                           Attention:  Daniel E. Berce
                                200 Bailey Avenue
                              Fort Worth, TX  76107
                              (Address of Principal
                                Executive Office)

                                 (817) 332-7000
                            Registrant's phone number

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Item 5.       Other Events

       Information relating to distributions to Certificateholders for the June, 1997, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.       Financial Statements, Exhibits

       Exhibit No.            Exhibit
       ----------             -------
            1.                Servicer's Certificate for the June, 1997
                              Collection Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                  EXHIBIT INDEX


Exhibit
-------

   1. Servicer's Certificate for the June, 1997 Collection Period relating to the Certificates issued by the Registrant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/    Daniel E. Berce
       Daniel E. Berce
       Vice Chairman and
       Chief Financial Officer



July 7, 1997